Supplement to the
Fidelity® Disciplined Equity Fund,
Fidelity Small Cap Selector, Fidelity Stock Selector, and
Fidelity TechnoQuant® Growth Fund
December 23, 2000 Prospectus

Effective July 15, 2001, Fidelity Small Cap Selector Fund will be renamed Fidelity Small Cap Independence Fund. All references to Small Cap Selector throughout this prospectus will be replaced with Small Cap Independence.

The following information supplements the information found under the heading "Principal Investment Strategies" for Small Cap Selector in the "Investment Summary" section beginning on page 3.

  Investing in either "growth" stocks or "value" stocks or both.

The following information replaces the fourth bullet found under the heading "Principal Investment Strategies" for Small Cap Selector in the "Investment Summary" section on page 4.

  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fourth bullet labeled "Quantitative Investing" found under the heading "Principal Investment Risks" for Small Cap Selector in the "Investment Summary" section on page 4 has been removed.

The following information replaces similar information found in the "Fee Table" section on page 9.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)
for Small Cap Selector only	1.50%
Redemption fee on shares held less than 30 days (as a % of amount redeemed)
for TechnoQuant Growth only	0.75%
Annual account maintenance fee (for accounts under $2,000)	$12.00
QNT-01-02	June 16, 2001
1.720406.108

The following information replaces the fourth paragraph found under the heading "Principal Investment Strategies" for Small Cap Selector in the "Investment Details" section beginning on page 11.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The following information replaces similar information found in the "Account Features and Policies" section on page 25.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2000, except fund positions not subject to balance minimums. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 28.

James M. Harmon is manager of Small Cap Selector, which he has managed since April 2001. He also manages other Fidelity funds. Since joining Fidelity in 1995, Mr. Harmon has worked as a research analyst and manager.

John Chow is manager of TechnoQuant Growth, which he has managed since April 2001. Since joining Fidelity in 1994, Mr. Chow has worked as a research analyst and manager.

SUPPLEMENT TO THE

FIDELITY® DISCIPLINED EQUITY FUND

FIDELITY SMALL CAP SELECTOR

FIDELITY STOCK SELECTOR

FIDELITY TECHNOQUANT® GROWTH FUND

December 23, 2000

STATEMENT OF ADDITIONAL INFORMATION

Effective July 15, 2001, Fidelity Small Cap Selector Fund will be renamed Fidelity Small Cap Independence Fund. All references to Small Cap Selector throughout this SAI will be replaced with Small Cap Independence.

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 24.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of International Flavors & Fragrances, Inc. (2000), Rockwell International (electronic controls and communications products, 2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

QNTB-01-01	June 16, 2001
1.477207.106

During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 24.

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Effective January 1, 2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 24.

MARVIN L. MANN (68), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals) and Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 24.

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 24.

THOMAS R. WILLIAMS (72), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

The following information has been removed from the "Trustees and Officers" section beginning on page 24.

TIM A. KROCHUK (31) is Vice President and manager of Fidelity Small Cap Selector Fund and Fidelity TechnoQuant Growth Fund, which he has managed since April 2000 and December 1996, respectively. He also manages other Fidelity funds. Since joining Fidelity in 1992, Mr. Krochuk worked as a quantitative analyst and manager.

Effective April 1, 2001, Paul F. Maloney was appointed Assistant Treasurer. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 24.

PAUL F. MALONEY (51) is Assistant Treasurer of Disciplined Equity, Small Cap Selector, Stock Selector, and TechnoQuant Growth. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section on page 33.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

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